Exhibit 10.1
Execution Version
EIGHTH AMENDMENT TO MASTER REPURCHASE AND SECURITIES CONTRACT
This EIGHTH AMENDMENT TO MASTER REPURCHASE AND SECURITIES CONTRACT (this “Amendment”), dated as of March 24, 2026, is entered into by and among MORGAN STANLEY BANK, N.A., a national banking association, as buyer (together with its successors and assigns, “Buyer”), ACRC LENDER MS LLC, a Delaware limited liability company, as seller (“Seller I”), and ACRC Lender MS II LLC, a Delaware limited liability company, as seller (“Seller II” and, together with Seller I, individually and collectively as the context may require, “Seller”), and ARES COMMERCIAL REAL ESTATE CORPORATION, a Maryland corporation, as guarantor (“Guarantor”).
RECITALS
WHEREAS, Buyer and Seller I are parties to that certain Master Repurchase and Securities Contract Agreement, dated as of January 16, 2020, as joined by Seller II pursuant to that certain Omnibus Amendment to Transaction Documents, dated as of December 23, 2024, by and among Buyer, Seller, Guarantor, and Pledgors (as such term is defined therein) (as amended prior to the date hereof, the “Existing Repurchase Agreement”; as amended hereby and as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Repurchase Agreement”);
WHEREAS, Seller has requested certain amendments and modifications be made to the Repurchase Agreement, and Buyer has agreed to amend the Repurchase Agreement as more specifically set forth herein.
NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
1.Amendments to Existing Repurchase Agreement.
a.The following definitions in Article 2 of the Existing Repurchase Agreement are hereby amended and restated as follows:
““Initial Facility Termination Date” shall mean July 16, 2029.”
““Facility Amount” shall mean $350,000,000.00, as the same may be increased in accordance with Section 9(b).”
““Preapproved Accordion Amount” shall mean $400,000,000.00.”
b.A new Section 9(b) is hereby inserted as follows:
““Increase of Facility Amount. At the request of Seller, Seller may permanently increase the Facility Amount to an amount not to exceed the Preapproved Accordion Amount, provided that the following conditions are satisfied:
(i)Seller shall, as applicable, execute: (A) an amendment documenting such increased Facility Amount and (B) such other documents as Buyer may reasonably require;
(ii) no Default, Event of Default or Margin Deficit that is due and unpaid in accordance with Section 4(a) shall exist, in each case, on the date of Seller’s request to increase the Facility Amount or on the date of such increase of the Facility Amount;

(iii) Seller shall deliver an Officer’s Certificate to Buyer certifying that all representations and warranties in this Agreement remain true, correct, complete and accurate in all respects as of the date of such increase of the Facility Amount (except such representations which by their terms speak as of a specified date and subject to any exceptions disclosed to Buyer in an Exception Report prior to such date and approved by Buyer); and
(iv) Seller shall pay the Upsize Fee.”
2.Representations and Warranties. Seller hereby represents and warrants to Buyer as follows:
a.No Margin Deficit, Event of Default, Default or, to Seller’s, Pledgors’ or Guarantor’s knowledge, Material Adverse Effect has occurred and is continuing as of the date hereof, and no Default, Event of Default or Margin Deficit will occur as a result of the execution, delivery and performance by Seller or Guarantor of this Amendment.
b.All representations and warranties contained in the Repurchase Agreement, Guaranty and all other Transaction Documents are true, correct, complete and accurate in all respects as of the date hereof (except (i) such representations which by their terms speak as of a specified date and subject to any exceptions disclosed to Buyer in an Exception Report prior to such date and approved by Buyer, and (ii) the representations and warranties regarding Seller or Guarantor’s financial statements shall be deemed to refer to the most recent financial statements furnished to Administrative Agent).
3.Effectiveness. The effectiveness of this Amendment is subject to receipt by Buyer of the following:
a.Amendment. This Amendment, duly executed and delivered by Seller, Guarantor and Buyer.
b.Fees. Payment by Seller promptly following delivery of an invoice therefor of the actual costs and expenses, including, without limitation, the reasonable fees and expenses of counsel to Buyer, incurred by Buyer in connection with this Amendment and the transactions contemplated hereby.
c.Upsize Fee. Payment by Seller to Buyer on or prior to the execution of this Amendment of the Upsize Fee in the amount equal to $78,082.19.
d.Officer’s Certificate. Delivery by Seller to Buyer of an Officer's Certificate certifying that all representations and warranties in the Repurchase Agreement remain true, correct, complete and accurate in all respects as of the date hereof (except such representations which by their terms speak as of a specified date and subject to any exceptions disclosed to Buyer in an Exception Report prior to such date and approved by Buyer).
e.Good Standing. Certificates of existence and good standing for the Seller and Guarantor.
f.Legal Opinion. Buyer shall have received opinions of counsel to Seller and Guarantor in form and substance reasonably satisfactory to Buyer as to authority, enforceability, and such other matters as may be reasonably requested by Buyer with respect to this Amendment, to be delivered within ten (10) Business Days of the date of the Amendment.
4.Continuing Effect. As amended by this Amendment, all terms, covenants and provisions of the Repurchase Agreement, the Guaranty and the other Transaction Documents are ratified and confirmed and shall remain in full force and effect. This Amendment shall be deemed a “Transaction Document” for all purposes under the Repurchase Agreement.
5.Binding Effect; No Partnership; Counterparts. The provisions of the Repurchase Agreement and the other Transaction Documents, as amended hereby, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between any of the parties hereto. For the purpose of facilitating the execution of this Amendment as herein provided, this Amendment may be executed simultaneously in any number of counterparts, each of which shall be deemed to be an original, and such counterparts when taken together shall constitute but one and the same instrument. This Amendment and any other Transaction Document may be delivered by facsimile transmission, by electronic mail, or by other electronic transmission, in portable document format (.pdf) or otherwise, and each such executed facsimile, .pdf, or other electronic record shall be considered an original executed counterpart for purposes of this Amendment. Each party to this Amendment (a) agrees that it will be bound by its own Electronic Signature, (b) accepts the Electronic Signature of each other party to this Amendment, and (c) agrees that such Electronic Signatures shall be the legal equivalent of manual signatures.
6.Further Agreements. Seller agrees to execute and deliver such additional documents, instruments or agreements as may be reasonably requested by Buyer, and as may be necessary or appropriate from time to time to effectuate the purposes of this Amendment.
7.Defined Terms. Capitalized terms used but not defined herein shall have the meanings set forth in the Repurchase Agreement and/or the Fee Letter.
8.Costs and Expenses. Seller shall pay Buyer’s actual out of pocket costs and expenses incurred in connection with the preparation, negotiation, execution and consummation of this Amendment in accordance with the Repurchase Agreement.
9.Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. The parties agree that Article 18 (Governing Law; Consent to Jurisdiction; Waiver of Jury Trial; Etc.) of the Repurchase Agreement and Section 5 (Other Provisions) of the Fee Letter are hereby incorporated herein by reference, mutatis mutandis.
10.Headings. The headings of the sections and subsections of this Amendment are for convenience of reference only and shall not be considered a part hereof nor shall they be deemed to limit or otherwise affect any of the terms or provisions hereof.
11.No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Buyer, under the Guaranty, the Repurchase Agreement or any other Transaction Document, nor constitute an amendment of any provision of the Guaranty or any other Transaction Document by any of the parties hereto, other than as expressly set forth herein.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

ACRC LENDER MS LLC, a Delaware limited liability company, as Seller I

By: /s/ Keith Kooper
Name: Keith Kooper
Title: Vice President and Assistant Secretary

ACRC LENDER MS II LLC, a Delaware limited liability company, as Seller II

By: /s/ Keith Kooper
Name: Keith Kooper
Title: Vice President and Assistant Secretary

ARES COMMERCIAL REAL ESTATE CORPORATION, a Maryland corporation, as Guarantor

By: /s/ Keith Kooper
Name: Keith Kooper
Title: Vice President and Assistant Secretary
[signatures continue on next page]

[Signature Page to Eighth Amendment to MRA (MS – ACRC)]

MORGAN STANLEY BANK, N.A.,
a national banking association, as Buyer

By: /s/ William P Bowman
Name: William P Bowman
Title: Authorized Signatory

[Signature Page to Eighth Amendment to MRA (MS – ACRC)]